UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2009

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-9165	38-1239739
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan		49002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 269.385.2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5   CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
ARRANGEMENTS OF CERTAIN OFFICERS.

At the Board of Directors Meeting of Stryker Corporation (the "Company") held on Thursday, October 29, 2009, John W. Brown notified the Board of Directors that he will retire as Chairman of the Board and a Director, effective December 31, 2009.

The Company also announced that Stephen P. MacMillan, Stryker's President and CEO, has been appointed Chairman of the Board, in addition to his current responsibilities, effective January 1, 2010.  A copy of this press release is attached hereto as Exhibit 99.1.

SECTION 8   OTHER EVENTS

ITEM 8.01	OTHER EVENTS.

            The Company issued a press release on October 30, 2009 announcing that its Board of Directors has modified the Company's dividend policy and declared a cash transition dividend.  A copy of this press release is attached hereto as Exhibit 99.2.

SECTION 9   FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

The following exhibits are included with this Report:

99.1	Press release announcing retirement of John W. Brown, as Chairman of the Board of Directors of Stryker Corporation
99.2	Press release announcing modification of the Company's dividend policy and declaration of cash transition dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION

(Registrant)

October 30, 2009                                            /s/ THOMAS R. WINKEL

Date                                                                Thomas R. Winkel

                                                                        Vice President and Secretary